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                                                                    EXHIBIT 23.2

Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated January 27, 2000 relating to the financial statements, which appears in ArQule's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Experts" in such Registration Statement.


                                         /s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts

November 1, 2000



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